UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) September 7, 2005

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           NEVADA                                            30-0233726
-------------------------------                  -------------------------------
(State or other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                                Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     480100
                                    ---------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Director

         On September 7, 2005, Mr. Bakhytbek Baisietov tendered his resignation as a director of BMB Munai, Inc., (the "Company"). Mr. Baisietov was not a member of any committee of the board of directors. Mr. Baisietov's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices, rather his resignation was necessitated because of time commitments to the development of Bank CenterCredit, of which he is the Chairman of the Board, and commitments to social and political matters within Kazakhstan.

Item 9.01 Exhibit and Financial Statements

         (a) Exhibits

         17.01    Correspondence from resigning director Bakhytbek Baisietov



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BMB MUNAI, INC.



Date: September 7, 2005                              By: /s/ Adam R. Cook
                                                        ------------------------
                                                        Adam R. Cook, Secretary